EXHIBIT 10.11

TRANSLATION FOR CONVENIENCE ONLY - NOT LEGALLY BINDING

TRANSLATION

SO FA BO
(Letterhead)

Water Bank of America Inc. c/o Mr. Fabrice FUA 11 de Sontay Street 75016 PARIS

N-REF. WBOA/0305/2005

Re : SubContract Ice Rocks secured ice cubes
La Roche sur Yon, Monday, May 9, 2005

Sir & Dear Client:

We hereby confirm by these presents that the Manufacturing Subcontract entered into and concluded between Water Bank of America Inc. and Sofabo dated October 28, 2004 is binding and currently in effect.

The aforesaid contract was amended according to an addendum signed on May 2, 2005, stipulating that Water Bank of America Inc. bound and obliged itself to pay a minimum amount of $1,500 Euro on a monthly basis, for “Worths & Cares”. Furthermore, the additional insurance premiums were for shipping outside of France shall be at the sole expense of Water Bank of America Inc.

Please accept, Mr. Fua, the expression of our most distinguished sentiments.

(SGD) Benoit Fournier

BENOIT FOURNIER,
Commercial Director